UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2018, the Board of Directors of Royal Gold, Inc. (the “Company”) appointed William Heissenbuttel to serve as Chief Financial Officer and Vice President Strategy, effective June 1, 2018 (“Effective Date”).  Stefan Wenger resigned his position as the Company’s Chief Financial Officer and Treasurer as of the Effective Date.

Mr. Heissenbuttel, age 53, has served the Company as Vice President Corporate Development since February 2007.  From January 2015 to June 2016, he served as Vice President Corporate Development and Operations for the Company, and from April 2006 through January 2007, he was Manager Corporate Development for the Company. Additional information about Mr. Heissenbuttel, including his compensation arrangements with the Company, may be found in the Company’s definitive proxy statement for its 2017 Annual Meeting of Stockholders on Schedule 14A filed on October 2, 2017, and a form of first amendment to employment agreement filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2017. No grants or awards were made to Mr. Heissenbuttel, and no material amendments were made to Mr. Heissenbuttel’s employment agreement or any outstanding equity award agreement to which he is a party, in connection with the foregoing appointment.

There is no other arrangement or understanding between Mr. Heissenbuttel and any other persons pursuant to which he was appointed Chief Financial Officer and Vice President Strategy of the Company. Mr. Heissenbuttel does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Heissenbuttel has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 7.01                        Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Mr. Heissenbuttel is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

Dated: June 5, 2018	By:	/s/ Bruce C. Kirchhoff
Bruce C. Kirchhoff
Vice President, General Counsel and Secretary